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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER 33-67854
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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 23, 1998
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                              CMI INDUSTRIES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                              57-0836097
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(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


         1301 GERVAIS STREET, SUITE 920, COLUMBIA, SOUTH CAROLINA 29201
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (803) 771-4434
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                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS.

         In a press release on July 23, 1998, CMI Industries, Inc. ("CMI") announced that it has extended the expiration date of its tender offer for the outstanding 9 1/2% Senior Subordinated Notes due 2003 (the "Notes") issued by CMI until midnight, New York City time, on August 12, 1998, unless further extended. In addition, CMI announced that withdrawal rights have been extended to the Pricing Date.

                  The press release is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a) and (b) Not Applicable.

         (c)      Exhibits.

                  99.1     Press Release of CMI Industries, Inc. dated July 23,
                           1998.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: July 23, 1998                          By: /S/ James A. Ovenden
                                                --------------------------------
                                                James A. Ovenden
                                                Executive Vice President and
                                                Chief Financial Officer










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